UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-09005

Name of Registrant:	Vanguard Massachusetts Tax-Exempt Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004 - November 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Massachusetts
Tax-Exempt Fund

> Annual Report

November 30, 2005

>The Vanguard Massachusetts Tax-Exempt Fund returned 3.5% for fiscal year 2005.

>Short-term interest rates increased steadily over the 12 months, while long-term rates fell slightly.

> The fund has built a comfortable performance margin over its peer-group average since its inception.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	11
About Your Fund's Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2005

Total Return
Vanguard Massachusetts Tax-Exempt Fund	3.5%
SEC 30-Day Annualized Yield: 3.87%
Taxable-Equivalent Yield: 6.24%[1]
Lehman 10 Year Municipal Bond Index	3.0
Average Massachusetts Municipal Debt Fund[2]	3.2
Lehman Municipal Bond Index	3.9

Your Fund’s Performance at a Glance
November 30, 2004–November 30, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Massachusetts Tax-Exempt Fund	$10.18	$10.12	$0.417	$0.000

1	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax of 35% and the maximum Commonwealth of Massachusetts income tax rate. Please see the prospectus for a detailed explanation of the calculation.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

In the fiscal year ended November 30, 2005, shorter-term interest rates rose steadily, while very long-term rates decreased. This convergence of rates created a challenging environment for fixed income managers, yet your fund’s advisor skillfully steered the MassachusettsTax-Exempt Fund to respectable results.

The fund posted a 3.5% total return, beating the average return of competing funds. The fund’s yield moved to 3.87%, slightly above its 3.49% level a year earlier.

The first table on page 1 presents the total returns of the Massachusetts Tax-Exempt Fund and its comparative standards. We also display the fund’s taxable-equivalent yield as of November 30. The taxable-equivalent yield can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

The second table on page 1 shows the fund’s net asset values at the start and the end of the period and its per-share distributions during the fiscal year.

Interest rates converged as the Fed tightened monetary policy

During the 12 months ended November 30, the broad fixed income market produced modest returns in an unusual interest rate environment. As the Federal Reserve Board raised its target for short-term rates to 4.00%—a 2 percentage point increase over the year—the impact on short-term securities was pronounced. The effect on long-term rates, by contrast, was muted. Indeed, the yield of the 30-year U.S. Treasury bond declined modestly.

These dynamics produced a “flattening of the yield curve”—a reduction in the difference between short- and long-term interest rates. The outcome was lower prices and weak returns for short- and intermediate-term bonds, solid returns for the longest-term securities, and a modest 2.4% return for the overall taxable bond market. Because municipal bond yields did not rise as much as yields on taxable securities, the broad tax-exempt bond market produced a higher 12-month return.

The different behavior of short- and long-term rates reflected inconsistencies in the broader economy. For example, growth in the value of goods and services produced by U.S. workers was surprisingly robust, and corporate profits remained strong. But persistently high energy prices, which spiked in the wake of Hurricanes Katrina and Rita, seemed to threaten the economy’s vigor.

U.S. stocks produced solid returns, and international markets surged

Stocks produced fiscal-year returns in the neighborhood of 10%, but, as with bonds, the stock market’s interim ups and downs seemed to echo the economy’s mixed signals. The broad market returned 10.1%. Large-capitalization stocks outperformed their smaller counterparts.

Market Barometer
Average Annual Total Returns Periods Ended November 30, 2005
One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.4%	4.0%	6.1%
Lehman Municipal Bond Index	3.9	4.9	5.9
Citigroup 3-Month Treasury Bill Index	2.8	1.7	2.3
Stocks
Russell 1000 Index (Large-caps)	10.0%	13.1%	1.3%
Russell 2000 Index (Small-caps)	8.1	20.0	10.1
Dow Jones Wilshire 5000 Index (Entire market)	10.1	14.2	2.5
MSCI All Country World Index ex USA (International)	16.5	22.9	6.4
CPI
Consumer Price Index	3.5%	2.9%	2.6%

International stocks were the period’s best performers, even as a strengthening dollar reduced the value of international assets for U.S. investors. The long-slumbering Japanese market was a notably strong performer.

The fund’s return was consistent with its goals and objectives

The Massachusetts Tax-Exempt Fund’s 3.5% return reflected a modest increase in income that was sufficient to offset declining prices for the portfolio’s bonds. The fund topped the return of its index benchmark and the average return of competing Massachusetts municipal debt funds.

The longer-maturity bonds held by the fund represented the better-performing segment of an unsettled fixed income market. For details on the fund’s strategy and positioning, please see the Advisor’s Report, beginning on page 6.

Part of the Massachusetts Tax-Exempt Fund’s positive performance can be attributed to its lower-than-average expense ratio. At Vanguard, we continuously encourage you to pay close attention to your investment costs. This is particularly important in bond and money market investments, as each basis point you save in expenses can translate into income. The table on page 5 shows how your fund’s expenses compare with the average cost for competitors.

Time reveals the advantages of low costs and skilled management

Despite the erratic interest rate environment, the fund’s investment advisor, Vanguard Fixed Income Group, was able to position the fund prudently while maintaining a focus on diversification, credit quality, the generation of consistent income, and low transaction costs.

This focus has created a powerful advantage for the Massachusetts Tax-Exempt Fund over the long term, as you can see in the table below. It presents the annualized returns of the fund and its peer group since the fund’s inception. We also show the growth of a hypothetical initial investment of $10,000 over the period.

Total Returns December 9, 1998[1]-November 30, 2005
	Average Annual Return		Final Value of a $10,000 Initial Investment[2]
	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund	Vanguard Advantage
Massachusetts Tax-Exempt Fund	4.8%	4.2%	$13,846	$13,282	$564

1	The fund’s inception date.
2	Assuming reinvestment of all income dividends and capital-gains distributions.

As the table makes clear, a modest advantage in the short term can become much more pronounced over time.

Muni funds can play a key role for tax-conscious investors

The marked flattening of the yield curve over the past year has been a surprise to many veteran bond investors. The development is yet another reminder that an effective long-term investment program should be designed to weather the unexpected.

Our time-tested advice is to maintain a portfolio that is balanced across asset classes (bond, money market, and stock funds) and diversified within each of those classes. Your allocations to each asset class should match your goals, risk tolerance, and time horizon. For investors in higher tax brackets, the Massachusetts Tax-Exempt Fund can be an important component in such an investment plan. The fund offers income that is free of both federal and Massachusetts taxes, and it also serves as ballast for equity investments, which are historically more volatile than bonds or money markets.

No matter what your current stage of investment—from saving for college to drawing retirement income—I encourage you to take advantage of the many online planning tools available on our website, Vanguard.com®. In addition, Vanguard offers a broad range of advisory services that can help you make sure your investment strategy is suited for your unique circumstances.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
December 14, 2005

Expense Ratios:[1] Your fund compared with its peer group
	Fund	Average Massachusetts Municipal Debt Fund

Massachusetts Tax-Exempt Fund	0.14%	1.23%

1	Fund expense ratio reflects the fiscal year ended November 30, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Advisor’s Report

During the past 12 months, the yields of all but the longest-term municipal securities rose. The increase was most pronounced among shorter-term securities, producing a flattening of the yield curve. A similar pattern unfolded in the U.S. Treasury market, though with a sharper rise in short-term rates.

Vanguard Massachusetts Tax-Exempt Fund returned 3.5%, which was consistent with the return of its market segment. The fund outperformed its average peer.

The Fed’s tightening continued; economic growth remained solid

Throughout the fiscal year, the Federal Reserve Board continued to tighten monetary policy, gradually raising its target for short-term rates from 2.00% to 4.00%. The Fed maintained that, despite the rise in borrowing costs produced by the steady increase in short-term rates, the economy would continue to expand, bolstered by productivity growth and reconstruction activity in hurricane-affected areas. Some analysts believe that the central bank will continue to raise rates at its “measured pace” of 25-basis-point increments.

As the Fed’s policy suggested, the economy’s recent performance has been strong, driven by consumer spending and business investment. To the extent that inflation became a concern, energy prices were the primary culprit. Hurricanes Katrina and Rita idled some Gulf Coast refineries, which led to significant spikes in already-high oil and gasoline prices. The Consumer Price Index rose 1.2% in September, its largest monthly increase in 25 years. The “core” inflation rate, which excludes volatile food and energy prices, rose more modestly.

Treasury and municipal markets generally followed the Fed’s lead

The yields of short-term municipal and Treasury securities increased as the Fed boosted its interest rate target. The tables on page 7 show yield changes for Treasury and municipal securities across the maturity spectrum. Yield increases were less pronounced among longer-term securities. In fact, the yields of the longest-maturity bonds declined during the 12-month period.

During fiscal 2005, the supply of Massachusetts debt increased by 12% to $13 billion. Although the new issuance didn’t have a noticeable impact on municipal bond returns, increasing supply has the potential to put upward pressure on bond yields.

Fund’s 12-month performance was driven by rising rates

Rising short- and intermediate-term rates drove the performance of the Massachusetts Tax-Exempt Fund. The longer-term benefit of higher rates will be better returns on new investments and reinvested interest income. The short-term impact, by contrast, was mixed. The fund returned 3.5%, as its interest income more than offset declines in the prices of short-and intermediate-term bonds. The fund’s return surpassed the peer-group average. As usual, the portfolio emphasized quality and diversification by issuer. The fund’s duration—a measure of interest rate sensitivity—remained near the short end of its typical range. This defensive positioning limited the fund’s participation in the price appreciation that took place in the longest portion of the yield curve.

Conservative strategy and low costs have provided a durable advantage

In any 12-month period, the fund’s relatively conservative strategy can be an advantage or disadvantage. Over time, however, the fund’s disciplined approach has produced highly competitive returns. The combination of conservative positioning and long-term outperformance partly reflects the fund’s low operating costs, which reduce the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

Christopher M. Ryon, Principal
Vanguard Fixed Income Group
December 15, 2005

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)

Maturity	Nov. 30, 2004	Nov. 30, 2005	Change (basis points)

2 years	2.19%	3.24%	+105

5 years	2.85	3.43	+58

10 years	3.66	3.87	+21

30 years	4.76	4.55	-21

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2004	Nov. 30, 2005	Change (basis points)

2 years	3.00%	4.41%	+141

5 years	3.69	4.41	+72

10 years	4.35	4.48	+13

30 years	5.00	4.69	-31

Source: The Vanguard Group.

Fund Profile
As of November 30, 2005

Financial Attributes
	Fund	Comparative Index[1]	Broad Index[2]
Number of Issues	191	6,365	36,709
Yield	3.9%	—	—
Yield to Maturity	4.0%3	3.9%	4.0%
Average Coupon	4.6%	5.1%	5.1%
Average Effective Maturity	8.0 years	7.4 years	6.9 years
Average Quality	AA+	AAA	AA+
Average Duration	6.0 years	5.9 years	5.4 years
Expense Ratio	0.14%	—	—
Short-Term Reserves	10%	—	—

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.97	1.00	0.96	1.00

Beta	0.86	1.00	1.01	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	11%

1-5 Years	30

5-10 Years	35

10-20 Years	17

20-30 Years	7

Distribution by Credit Quality (% of portfolio)

AAA	78%

AA	15

A	2

BBB	5

Investment Focus

1	Lehman 10 Year Municipal Bond Index.
2	Lehman Municipal Bond Index.
3	Before expenses.
See page 28 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 1998-November 30, 2005
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2005
	One Year	Five Years	Since Inception[1]	Final Value of a $10,000 Investment

Massachusetts Tax-Exempt Fund	3.53%	5.58%	4.78%	$13,846

Lehman Municipal Bond Index	3.88	5.92	5.18	14,223

Lehman 10 Year Municipal Bond Index	3.01	5.74	5.07	14,120

Average Massachusetts Municipal Debt Fund[2]	3.19	5.13	4.15	13,282

1	December 9, 1998.
2	Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.

Fiscal-Year Total Returns (%): December 9, 1998-November 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Lehman[1] Total Return

1999	-7.5%	4.1%	-3.4%	-0.8%

2000	3.8	5.4	9.2	7.7

2001	3.9	5.0	8.9	8.2

2002	0.8	4.8	5.6	6.7

2003	2.2	4.5	6.7	6.9

2004	-0.9	4.2	3.3	4.0

2005	-0.6	4.1	3.5	3.0

Average Annual Total Returns: Periods Ended September 30, 2005
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Massachusetts Tax-Exempt Fund	12/9/1998	3.31%	6.09%	0.31%	4.61%	4.92%

1 Lehman 10 Year Municipal Bond Index.

Financial Statements

Statement of Net Assets
As of November 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Municipal Bonds (98.5%)
Beverly MA GO	5.250%	11/1/12 (1)	1,925	2,103
Beverly MA GO	5.250%	11/1/13 (1)	1,855	2,033
Boston MA Convention Center Rev	5.000%	5/1/18 (2)	4,975	5,239
Boston MA GO	5.750%	2/1/10 (Prere.)	1,955	2,124
Boston MA GO	5.000%	2/1/18 (1)	3,765	3,994
Boston MA Special Obligation Rev (Boston City Hosp.)	5.000%	8/1/17 (1)	2,000	2,110
Boston MA Water & Sewer Comm. Rev	5.750%	11/1/13	540	595
Chelsea MA GO	5.500%	6/15/09 (2)	90	96
Foxborough MA Stadium Infrastructure Improvement Rev	5.750%	6/1/25	2,500	2,727
Framingham MA Housing Auth. Mortgage Rev	6.200%	2/20/21	900	1,004
Framingham MA Housing Auth. Mortgage Rev	6.350%	2/20/32	2,000	2,200
Holyoke MA Gas & Electric Dept. Rev	5.000%	12/1/21 (1)	2,395	2,517
Littleton MA GO	5.000%	1/15/22 (3)	1,280	1,353
Lynn MA GO	5.250%	6/1/13 (2)	1,530	1,627
Malden MA GO	5.200%	8/1/14 (1)(Prere.)	2,700	2,805
Malden MA GO	5.100%	8/1/17 (1)(Prere.)	2,765	2,866
Marlborough MA GO	6.750%	6/15/08 (3)	1,400	1,514
Mashpee MA GO	5.125%	2/1/08 (1)(Prere.)	1,025	1,073
Mashpee MA GO	5.350%	2/1/08 (1)(Prere.)	1,525	1,603
Massachusetts Bay Transp. Auth. Rev	7.000%	3/1/09	2,000	2,207
Massachusetts Bay Transp. Auth. Rev	5.250%	7/1/10 (Prere.)	3,950	4,240
Massachusetts Bay Transp. Auth. Rev	5.500%	7/1/22	5,285	6,038
Massachusetts Bay Transp. Auth. Rev	5.000%	7/1/23	10,000	10,844
Massachusetts Bay Transp. Auth. Rev	5.250%	7/1/23	5,325	5,938
Massachusetts Bay Transp. Auth. Rev	5.500%	7/1/24	2,500	2,871
Massachusetts Bay Transp. Auth. Rev	5.250%	7/1/30	1,050	1,107
Massachusetts College Building Auth. Rev	0.000%	5/1/17 (10)	3,340	2,003

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Massachusetts Dev. Finance Agency Rev (Boston Univ.)	6.000%	5/15/29 (2)	1,400	1,668
Massachusetts Dev. Finance Agency Rev (Boston Univ.)	5.375%	5/15/39	1,575	1,666
Massachusetts Dev. Finance Agency Rev (Boston Univ.) VRDO	3.060%	12/7/05 (10)	300	300
Massachusetts Dev. Finance Agency Rev (College of Pharmacy and Allied Health Services)	5.750%	7/1/33	1,000	1,050
Massachusetts Dev. Finance Agency Rev (Deerfield Academy)	5.000%	10/1/28	1,500	1,558
Massachusetts Dev. Finance Agency Rev (Deerfield Academy)	5.000%	10/1/33	2,000	2,063
Massachusetts Dev. Finance Agency Rev (Jewish Philanthropies)	5.250%	2/1/22	2,750	2,948
Massachusetts Dev. Finance Agency Rev (Mount Holyoke College)	5.250%	7/1/31	4,000	4,167
Massachusetts Dev. Finance Agency Rev (Neville Communities)	6.000%	6/20/44	1,500	1,664
Massachusetts Dev. Finance Agency Rev (Smith College)	5.750%	7/1/10 (Prere.)	1,195	1,318
Massachusetts Dev. Finance Agency Rev (Smith College)	5.750%	7/1/10 (Prere.)	3,000	3,309
Massachusetts Dev. Finance Agency Rev (Smith College) VRDO	3.020%	12/7/05	10,548	10,548
Massachusetts Dev. Finance Agency Rev (Suffolk Univ.)	5.850%	7/1/09 (Prere.)	2,000	2,168
Massachusetts Dev. Finance Agency Rev (Western New England College)	5.875%	12/1/12 (Prere.)	600	667
Massachusetts Dev. Finance Agency Rev (Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,145
Massachusetts Dev. Finance Agency Rev (Xaverian Brothers High School)	5.550%	7/1/19	1,000	1,037
Massachusetts Dev. Finance Agency Rev (Xaverian Brothers High School)	5.650%	7/1/29	1,500	1,544
Massachusetts Educ. Finance Auth. Educ. Loan Rev	4.550%	7/1/09 (2)	985	986
Massachusetts Educ. Finance Auth. Educ. Loan Rev	4.650%	7/1/10 (2)	735	736
Massachusetts Educ. Finance Auth. Educ. Loan Rev	5.000%	1/1/13 (2)	1,445	1,469
Massachusetts Educ. Finance Auth. Educ. Loan Rev	5.300%	1/1/16 (2)	2,175	2,224
Massachusetts Educ. Finance Auth. Educ. Loan Rev	6.050%	12/1/17 (1)	1,690	1,740
Massachusetts GAN	5.125%	12/15/10	1,480	1,560
Massachusetts GAN	5.750%	12/15/10	3,000	3,295
Massachusetts GAN	5.125%	12/15/12	1,750	1,844
Massachusetts GO	5.250%	9/1/08	1,850	1,937

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Massachusetts GO	5.625%	6/1/10 (Prere.)	1,450	1,577
Massachusetts GO	5.750%	6/1/10 (Prere.)	3,290	3,595
Massachusetts GO	5.750%	6/1/10 (Prere.)	8,545	9,338
Massachusetts GO	5.500%	10/1/18	4,955	5,594
Massachusetts GO	5.250%	8/1/22	5,000	5,542
Massachusetts GO	5.500%	12/1/22 (4)	2,000	2,290
Massachusetts GO	5.500%	12/1/23 (2)	1,030	1,182
Massachusetts GO VRDO	3.000%	12/1/05	8,415	8,415
Massachusetts Health & Educ. Fac. Auth. Rev (Baystate Medical Center)	5.750%	7/1/33	5,000	5,242
Massachusetts Health & Educ. Fac. Auth. Rev (Berklee College of Music)	5.000%	10/1/17 (1)	1,250	1,308
Massachusetts Health & Educ. Fac. Auth. Rev (Boston Medical Center)	5.000%	7/1/19 (1)	50	52
Massachusetts Health & Educ. Fac. Auth. Rev (Caritas Christi Obligated Group)	6.750%	7/1/16	2,000	2,231
Massachusetts Health & Educ. Fac. Auth. Rev (Dana Farber Cancer Project)	6.250%	12/1/05 (Prere.)	3,850	3,927
Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.)	6.000%	7/1/10 (Prere.)	5,825	6,489
Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.)	6.250%	4/1/20	1,000	1,221
Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.)	5.000%	7/15/36	2,500	2,601
Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.)	5.125%	7/15/37	5,000	5,194
1 Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.) TOB VRDO	3.010%	12/7/05 (Prere.)	4,000	4,000
Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.) VRDO	2.760%	12/1/05	5,000	5,000
Massachusetts Health & Educ. Fac. Auth. Rev (Harvard Univ.) VRDO	2.750%	12/7/05	300	300
Massachusetts Health & Educ. Fac. Auth. Rev (Massachusetts General Hosp.)	6.250%	7/1/12 (2)	500	544
Massachusetts Health & Educ. Fac. Auth. Rev (Milton Hosp.)	5.500%	7/1/10	520	532
Massachusetts Health & Educ. Fac. Auth. Rev (Milton Hosp.)	5.500%	7/1/16	1,235	1,243
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.250%	7/1/21	6,765	7,571
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.250%	7/1/24	3,060	3,425
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.500%	7/1/32	3,000	3,473

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Massachusetts Health & Educ. Fac. Auth. Rev (New England Medical Center Hosp.)	5.375%	5/15/13 (3)	3,835	4,153
Massachusetts Health & Educ. Fac. Auth. Rev (New England Medical Center Hosp.)	5.375%	5/15/14 (3)	3,000	3,232
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System)	5.250%	7/1/11	2,080	2,200
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System)	5.250%	7/1/12	2,850	3,004
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System)	5.250%	7/1/14	1,000	1,047
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System)	5.250%	7/1/15 (1)	390	403
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System)	5.250%	7/1/15	3,000	3,133
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System)	5.375%	7/1/24 (1)	1,640	1,695
Massachusetts Health & Educ. Fac. Auth. Rev (Partners Healthcare System) VRDO	3.030%	12/7/05	6,900	6,900
Massachusetts Health & Educ. Fac. Auth. Rev (Simmons College)	5.000%	10/1/20 (3)	1,090	1,151
Massachusetts Health & Educ. Fac. Auth. Rev (Simmons College)	5.000%	10/1/22 (3)	1,175	1,237
Massachusetts Health & Educ. Fac. Auth. Rev (Tufts Univ.)	5.250%	2/15/30	2,000	2,078
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts Memorial Health Care Inc.)	5.250%	7/1/14 (2)	1,000	1,053
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts Memorial Health Care Inc.)	6.500%	7/1/21	5,000	5,435
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts Memorial Health Care Inc.)	6.625%	7/1/32	1,000	1,080
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts)	5.875%	10/1/10 (3)(Prere.)	4,000	4,446
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts)	5.125%	10/1/27 (3)	1,850	1,925
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts)	5.125%	10/1/34 (3)	2,500	2,587
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts/Worcester)	5.125%	10/1/23 (3)	1,000	1,057
Massachusetts Health & Educ. Fac. Auth. Rev (Univ. of Massachusetts/Worcester)	5.250%	10/1/31 (1)	4,000	4,210
Massachusetts Health & Educ. Fac. Auth. Rev (Wellesley College)	5.000%	7/1/23	2,400	2,518

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Massachusetts Health & Educ. Fac. Auth. Rev (Williams College)	5.000%	7/1/28	1,000	1,033
Massachusetts Housing Finance Agency Housing Rev	5.700%	7/1/20 (2)	1,455	1,512
Massachusetts Housing Finance Agency Housing Rev	5.800%	7/1/30 (2)	1,455	1,508
Massachusetts Housing Finance Agency Housing Rev. (Rental Housing)	5.550%	7/1/32 (4)	1,500	1,547
Massachusetts Housing Finance Agency Housing Rev. VRDO	2.950%	12/7/05	2,970	2,970
Massachusetts Housing Finance Agency Rev. (Housing Dev.)	5.050%	6/1/10 (1)	425	429
Massachusetts Housing Finance Agency Rev. (Housing Dev.)	5.150%	12/1/11 (1)	680	687
Massachusetts Housing Finance Agency Single Family Housing Rev	5.650%	6/1/31 (4)	685	686
Massachusetts Ind. Finance Agency Rev (Babson College)	5.375%	10/1/17	1,000	1,037
Massachusetts Ind. Finance Agency Rev (College of the Holy Cross)	5.500%	3/1/16 (1)	1,000	1,025
Massachusetts Muni. Wholesale Electric Co. Power System Rev	5.000%	7/1/10 (2)(ETM)	815	849
Massachusetts Muni. Wholesale Electric Co. Power System Rev	5.250%	7/1/12 (1)	2,975	3,228
Massachusetts Muni. Wholesale Electric Co. Power System Rev	5.250%	7/1/13 (1)	3,255	3,526
Massachusetts Muni. Wholesale Electric Co. Power System Rev	5.250%	7/1/16 (1)	4,500	4,824
Massachusetts Port Auth. Rev	5.250%	7/1/08 (4)	2,000	2,080
Massachusetts Port Auth. Rev	5.250%	7/1/08	1,325	1,371
Massachusetts Port Auth. Rev	5.500%	7/1/09 (4)	2,000	2,120
Massachusetts Port Auth. Rev	5.100%	7/1/10	1,175	1,206
Massachusetts Port Auth. Rev	5.750%	7/1/10	1,000	1,084
Massachusetts Port Auth. Rev	5.250%	7/1/13 (1)	2,260	2,355
Massachusetts Port Auth. Rev	5.375%	7/1/18	2,000	2,101
Massachusetts Port Auth. Rev	5.750%	7/1/19	1,000	1,061
Massachusetts School Building Auth Dedicated Sales Tax Rev	5.000%	8/15/25 (4)	5,000	5,231
Massachusetts Special Obligation Dedicated Tax Rev	5.500%	1/1/27 (3)	15,000	17,297
Massachusetts Special Obligation Rev	5.500%	6/1/10 (2)	3,150	3,216

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Massachusetts Special Obligation Rev	5.000%	6/1/17	2,040	2,129
Massachusetts Turnpike Auth. Rev (Metro. Highway System)	0.000%	1/1/20 (1)	3,000	1,567
Massachusetts Turnpike Auth. Rev (Metro. Highway System)	0.000%	1/1/25 (1)	5,000	1,994
Massachusetts Turnpike Auth. Rev (Metro. Highway System)	0.000%	1/1/28 (1)	6,530	2,209
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/09 (Prere.)	1,435	1,543
Massachusetts Water Pollution Abatement Trust	5.750%	8/1/09 (Prere.)	615	666
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	5,000	5,476
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/22	3,500	3,906
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/27	2,565	2,715
Massachusetts Water Pollution Abatement Trust	5.500%	8/1/29	1,000	1,065
Massachusetts Water Pollution Abatement Trust	5.750%	8/1/29	2,490	2,681
Massachusetts Water Resources Auth. Rev	5.500%	11/1/06 (3)(Prere.)	120	124
Massachusetts Water Resources Auth. Rev	6.000%	12/1/11 (3)	4,120	4,584
Massachusetts Water Resources Auth. Rev. VRDO	3.000%	12/1/05 LOC	1,500	1,500
Massachusetts Water Resources Auth. Rev. VRDO	2.980%	12/7/05 (2)	2,020	2,020
Narragansett MA Regional School Dist. GO	6.500%	6/1/13 (2)	1,210	1,362
Pittsfield MA GO	5.000%	4/15/18 (1)	1,000	1,055
Quabog MA Regional School Dist. GO	5.500%	6/1/18 (4)	1,355	1,470
Quabog MA Regional School Dist. GO	5.500%	6/1/19 (4)	1,355	1,468
Rail Connections Inc. Massachusetts Rev	5.250%	7/1/08 (ETM)	705	738
Rail Connections Inc. Massachusetts Rev	5.300%	7/1/09 (ETM)	340	361
Rail Connections Inc. Massachusetts Rev	5.400%	7/1/09 (Prere.)	520	564
Rail Connections Inc. Massachusetts Rev	5.500%	7/1/09 (Prere.)	1,175	1,278
Rail Connections Inc. Massachusetts Rev	6.000%	7/1/09 (Prere.)	570	629
Rail Connections Inc. Massachusetts Rev	6.000%	7/1/09 (Prere.)	1,030	1,137
Route 3 North Transp. Improvement Assn Massachusetts Lease Rev	5.375%	6/15/10 (1)(Prere.)	2,500	2,695
Shrewsbury MA GO	5.000%	8/15/13	1,030	1,103
Shrewsbury MA GO	5.000%	8/15/17	1,900	2,021
Shrewsbury MA GO	5.000%	8/15/18	3,185	3,385
Shrewsbury MA GO	5.000%	8/15/19	1,000	1,061
Tantasqua MA Regional School Dist. GO	5.125%	8/15/15 (4)(Prere.)	2,575	2,755
Univ. of Massachusetts Building Auth. Refunding Rev	6.875%	5/1/14	1,000	1,191
Univ. of Massachusetts Building Auth. Rev	5.125%	11/1/10 (Prere.)	1,135	1,216
Univ. of Massachusetts Building Auth. Rev	5.500%	11/1/10 (2)(Prere.)	2,600	2,829

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Univ. of Massachusetts Building Auth. Rev	5.500%	11/1/10 (2)(Prere.)	2,400	2,611
Univ. of Massachusetts Health & Educ. Fac Auth. Rev	5.000%	11/1/21 (2)	5,680	6,012
Univ. of Massachusetts Health & Educ. Fac Auth. Rev	5.000%	11/1/22 (2)	2,695	2,841
Univ. of Massachusetts Health & Educ. Fac Auth. Rev	5.000%	11/1/23 (2)	1,760	1,851
Univ. of Massachusetts Health & Educ. Fac Auth. Rev	5.000%	11/1/24 (2)	1,980	2,078
Univ. of Massachusetts Health & Educ. Fac Auth. Rev	5.000%	11/1/25 (2)	1,990	2,083
Westborough MA GO	5.000%	11/15/08	3,460	3,612
Westfield MA GO	5.000%	5/1/10 (3)(Prere.)	1,715	1,834
Worcester MA GO	5.500%	10/1/09 (3)	1,000	1,072
Worcester MA GO	5.750%	4/1/10 (4)(Prere.)	1,000	1,098
Worcester MA GO	5.625%	8/15/10 (3)(Prere.)	1,640	1,803
Worcester MA GO	5.500%	8/15/14 (3)	1,445	1,581
Worcester MA GO	5.500%	8/15/15 (3)	1,190	1,299
Worcester MA GO	5.250%	8/15/21 (3)	1,500	1,607
Outside Massachusetts:
Puerto Rico Electric Power Auth. Rev	5.250%	7/1/13 (1)	4,075	4,470
Puerto Rico Electric Power Auth. Rev	5.500%	7/1/17 (1)	5,000	5,675
Puerto Rico GO	5.500%	7/1/19 (2)	2,500	2,845
Puerto Rico GO	5.500%	7/1/22 (3)	3,500	3,994
Puerto Rico Highway & Transp. Auth. Rev	5.500%	7/1/12 (3)	5,080	5,622
Puerto Rico Highway & Transp. Auth. Rev. VRDO	2.930%	12/7/05 (2)	1,800	1,800
Puerto Rico Housing Finance Corp. Home Mortgage Rev	5.300%	12/1/28	2,165	2,214
Puerto Rico Infrastructure Financing Auth Special Tax Rev	5.500%	7/1/25 (3)	6,495	7,463
Puerto Rico Infrastructure Financing Auth Special Tax Rev	0.000%	7/1/35 (2)	12,805	2,971
Puerto Rico Muni. Finance Agency	5.000%	8/1/13 (4)	3,900	4,180
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.250%	7/1/12 (Prere.)	1,100	1,187
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.250%	7/1/36	400	407
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	2,015	2,207
Puerto Rico Public Finance Corp.	5.125%	6/1/24 (2)	2,155	2,360
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (4)	4,000	4,887
Puerto Rico Public Finance Corp.	5.500%	8/1/29	665	690

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Virgin Islands Public Finance Auth. Rev	5.000%	10/1/09	1,450	1,515
Virgin Islands Public Finance Auth. Rev	5.250%	10/1/20	1,000	1,062
Total Municipal Bonds (Cost $478,200)				489,283
Other Assets and Liabilities (1.5%)
Other Assets—Note B				8,956
Liabilities				(1,337)
				7,619
Net Assets (100%)
Applicable to 49,099,836 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				496,902
Net Asset Value Per Share				$10.12

At November 30, 2005, net assets consisted of:[2]
	Amount	Per
	($000)	Share

Paid-in Capital	487,775	$9.93

Undistributed Net Investment Income	—	—

Accumulated Net Realized Losses	(1,956)	(0.04)

Unrealized Appreciation	11,083	0.23

Net Assets	496,902	$10.12

•	See Note A in Notes to Financial Statements.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, the value of this security represented 0.8% of net assets.
2	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation. CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC(Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Year Ended November 30, 2005
($000)

Investment Income

Income

Interest	20,026

Total Income	20,026

Expenses

The Vanguard Group-Note B

Investment Advisory Services	52

Management and Administrative	480

Marketing and Distribution	89

Custodian Fees	4

Auditing Fees	19

Shareholders' Reports	10

Trustees' Fees and Expenses	1

Total Expenses	655

Expenses Paid Indirectly-Note C	(25)

Net Expenses	630

Net Investment Income	19,396

Realized Net Gain (Loss)

Investment Securities Sold	779

Futures Contracts	65

Realized Net Gain (Loss)	844

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(4,828)

Futures Contracts	353

Change in Unrealized Appreciation (Depreciation)	(4,475)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,765

Statement of Changes in Net Assets

	Year Ended November 30,
	2005 ($000)	2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	19,396	17,375

Realized Net Gain (Loss)	844	1,012

Change in Unrealized Appreciation (Depreciation)	(4,475)	(5,191)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,765	13,196

Distributions

Net Investment Income	(19,396)	(17,375)

Realized Capital Gain	—	—

Total Distributions	(19,396)	(17,375)

Capital Share Transactions-Note F

Issued	122,993	113,059

Issued in Lieu of Cash Distributions	13,527	12,082

Redeemed	(85,922)	(85,272)

Net Increase (Decrease) from Capital Share Transactions	50,598	39,869

Total Increase (Decrease)	46,967	35,690

Net Assets

Beginning of Period	449,935	414,245

End of Period	496,902	449,935

Financial Highlights

MassachusettsTax-Exempt Fund

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.18	$10.27	$10.05	$9.97	$9.60

Investment Operations

Net Investment Income	.417	.418	.443	.465	.476

Net Realized and Unrealized

Gain (Loss) on Investments	(.060)	(.090)	.220	.080	.370

Total from Investment Operations	.357	.328	.663	.545	.846

Distributions

Dividends from Net Investment Income	(.417)	(.418)	(.443)	(.465)	(.476)

Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.417)	(.418)	(.443)	(.465)	(.476)

Net Asset Value, End of Period	$10.12	$10.18	$10.27	$10.05	$9.97

Total Return	3.53%	3.25%	6.70%	5.58%	8.93%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$497	$450	$414	$375	$294

Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.16%	0.14%	0.16%

Ratio of Net Investment Income to
Average Net Assets	4.07%	4.08%	4.35%	4.63%	4.77%

Portfolio Turnover Rate	9%	7%	24%	16%	26%

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund uses Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2005, the fund had contributed capital of

$60,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the year ended November 30, 2005, these arrangements reduced the fund’s expenses by $25,000 (an annual rate of 0.01% of average net assets).

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $52,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $537,000 to offset taxable capital gains realized during the year ended November 30, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2005, the fund had $391,000 of long-term capital gains available for distribution.

The fund had realized losses totaling $2,348,000 through November 30, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2005, net unrealized appreciation of investment securities for tax purposes was $8,735,000, consisting of unrealized gains of $12,485,000 on securities that had risen in value since their purchase and $3,750,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended November 30, 2005, the fund purchased $84,488,000 of investment securities and sold $37,900,000 of investment securities, other than temporary cash investments.

F.     Capital shares issued and redeemed were:

	Year Ended November 30,
	2005 Shares (000)	2004 Shares (000)

Issued	11,983	11,041

Issued in Lieu of Cash Distributions	1,319	1,183

Redeemed	(8,382)	(8,374)

Net Increase (Decrease) in Shares Outstanding	4,920	3,850

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the “Fund”) at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 12, 2006

Special 2005 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $52,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2005

Massachusetts Tax-Exempt Fund	Beginning Account Value 5/31/2005	Ending Account Value 11/30/2005	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$ 0999.00	$0.70

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.37	0.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Trustee since May 1987; Chairman of the Board and Chief Executive Officer 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard's proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for "proxy voting guidelines," or by calling
the fund's current prospectus	Vanguard at 800-662-2739. They are also available from
SEC's website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012006

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2005: $19,000
Fiscal Year Ended November 30, 2004: $17,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2005: $2,152,740
Fiscal Year Ended November 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2005: $382,200
Fiscal Year Ended November 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2005: $0
Fiscal Year Ended November 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2005: $98,400
Fiscal Year Ended November 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 20, 2006

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 20, 2006

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.